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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-1 of Empire of Carolina, Inc. and Subsidiaries of our report dated April 20, 1994, except for Note 4 for which the date is September 8, 1994 on our audit of the financial statements of Marchon Inc. and Subsidiaries as and for the year ended December 31, 1993. We also consent to the reference to our firm under the caption "Experts."


                                          COOPERS & LYBRAND L.L.P.



May 28, 1996